UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	January 1, 2014 — June 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|14

Semiannual report

Putnam VT Research Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

After pulling back at the start of the year, equity markets resumed their steady advance through the halfway mark of 2014. In June, the S&P 500 Index posted its fifth consecutive month of gains. The bond market has also generated solid positive results across many sectors this year.

Underpinning these stable returns is growing evidence of an economy on the mend, including a strengthening jobs market, and accelerating consumer spending and business investment. Corporations are participating in this improvement, as reflected in stronger-than-expected earnings growth and heightened merger-and-acquisition activity.

One notable characteristic of this market environment is its historically low level of volatility — a relative calm that experience indicates does not last forever. As we move into the second half of the year, we also note that a range of geopolitical uncertainties could push risk levels higher. That said, Putnam offers a wide range of strategies for all market conditions, including portfolios designed for periods of higher market volatility.

As always, thank you for investing with Putnam.

Performance summary (as of 6/30/14)

Investment objective

Capital appreciation

Net asset value June 30, 2014

Class IA: $19.66	Class IB: $19.64

Total return at net asset value

(as of 6/30/14)†	Class IA shares*	Class IB shares*	S&P 500 Index

6 months	9.07%	8.93%	7.14%

1 year	29.29	29.01	24.61

5 years	142.60	139.36	136.98
Annualized	19.39	19.07	18.83

10 years	105.61	100.60	111.59
Annualized	7.47	7.21	7.78

Life	148.27	139.27	158.00
Annualized	5.94	5.70	6.20

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Recent performance may have benefited from one or more legal settlements.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. The short-term investments and net other assets category may show a negative market value percentage as a result of the timing of trade date versus settlement date transactions. Holdings and allocations may vary over time.

Putnam VT Research Fund 1

Report from your fund’s manager

How would you describe the market environment during the reporting period?

After the harsh winter weather in the United States caused a pronounced slowdown in business activity in the first calendar quarter, the economy and markets recovered nicely. Volatility as measured by the VIX [Chicago Board Options Exchange Volatility Index] has been quite low as the broad market has moved up repeatedly to new highs. Markets effectively looked through the first quarter’s slowdown, as did the U.S. Federal Reserve, which has been steadfastly proceeding with its $10 billion monthly reduction in economic stimulus.

In this context of market recovery, Putnam VT Research Fund outperformed its benchmark. What drove this result?

Strong stock selection across most sectors was the primary factor. In addition, our investment decisions in the small- and midsize-company space produced particularly good results versus the benchmark.

With a revised gross domestic product [GDP] figure of –2.9%, the economic contraction in the first three months of 2014 was recently shown to be worse than originally thought. Considering this assessment, how strong was the U.S. economy during the period?

Despite the slowdown, which was due to a number of converging cyclical factors, I would say the United States is doing better than is generally believed. One bright spot has been the nation’s budget deficit, which continued to decline at a dramatic pace. In addition, a wide variety of economic indicators, including data on employment, industrial production, consumer confidence, and company surveys, have shown meaningfully stronger trends than the negative GDP number. Earnings estimates have started to pick up, and we believe this key signal of corporate health will continue to trend higher. Companies have been acting with more confidence at this stage in the economic cycle, which has been clearly expressed in the first half of 2014 through increased merger-and-acquisition [M&A] activity and higher capital expenditures.

What were some of the standout performers in the portfolio?

The stock of General Dynamics was a top contributor to results. General Dynamics is a leading aerospace and defense company that benefited from the continued demand for defense equipment in the United States, as well as international contracts. The fund’s relative results were also boosted by the performance of two U.S. natural resource companies, Halliburton and Hi-Crush Partners, which benefited from a robust spending environment in the United States.

Which stocks detracted from the fund’s relative returns?

The stock of U.S. retailer Bed Bath & Beyond suffered as the company encountered intensifying competition from online retailers, combined with slower demand overall. Groupon, a discount e-commerce company in which we had a benchmark-relative overweight position, also detracted. We believe this company is in turnaround mode. It has been growing its revenues and has a business model that we consider promising for the way it capitalizes on two types of customers: the vendors whose products and services it advertises as well as the end customer who can benefit from Groupon’s discounting features.

What is your outlook for U.S. stocks for the remainder of 2014?

At this point in 2014, it is clear that we find ourselves in a lower-return environment than was the case for most of 2013. But I would add that our research indicates that the U.S. stock market is in the middle of a curve of historical valuations — that is, we believe that equities continue to have upside potential that could last beyond 2014. In this environment, we firmly believe that active management focused on finding a fundamental research edge over consensus Wall Street opinion is both a key to beating the market and a prudent way to invest.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research at Putnam. He joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Kelsey Chen, Ph.D.; Steven W. Curbow; Neil P. Desai; Ferat Ongoren; and Walter D. Scully, CPA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2014, to June 30, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/14		for the 6 months ended 6/30/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.41	$5.70	$4.26	$5.51

Ending value
(after expenses)	$1,090.70	$1,089.30	$1,020.58	$1,019.34

Annualized
expense ratio	0.85%	1.10%	0.85%	1.10%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Research Fund 3

The fund’s portfolio 6/30/14 (Unaudited)

COMMON STOCKS (99.9%)*	Shares	Value

Aerospace and defense (4.0%)
Airbus Group NV (France)	2,628	$176,112

Embraer SA ADR (Brazil) S	189	6,885

General Dynamics Corp.	6,818	794,638

Honeywell International, Inc.	3,178	295,395

L-3 Communications Holdings, Inc.	916	110,607

Northrop Grumman Corp.	3,999	478,400

Raytheon Co.	656	60,516

Rockwell Collins, Inc.	1,608	125,649

United Technologies Corp.	1,778	205,270

		2,253,472
Airlines (1.0%)
American Airlines Group, Inc. †	2,023	86,908

Delta Air Lines, Inc.	7,418	287,225

Spirit Airlines, Inc. †	3,027	191,427

		565,560
Auto components (0.1%)
Johnson Controls, Inc.	1,239	61,863

		61,863
Automobiles (0.3%)
Ford Motor Co.	3,351	57,771

General Motors Co.	3,971	144,147

		201,918
Banks (6.1%)
Bank of America Corp.	47,023	722,744

Citigroup, Inc.	7,173	337,848

Fifth Third Bancorp	8,494	181,347

JPMorgan Chase & Co.	16,028	923,533

KeyCorp	12,474	178,752

Regions Financial Corp.	11,963	127,047

Wells Fargo & Co.	19,583	1,029,282

		3,500,553
Beverages (1.8%)
Coca-Cola Enterprises, Inc.	2,654	126,808

Dr. Pepper Snapple Group, Inc.	3,764	220,495

Monster Beverage Corp. †	2,159	153,354

PepsiCo, Inc.	6,028	538,542

		1,039,199
Biotechnology (3.3%)
Biogen Idec, Inc. †	971	306,166

Celgene Corp. †	5,368	461,004

Gilead Sciences, Inc. †	9,128	756,802

InterMune, Inc. † S	2,511	110,861

Retrophin, Inc. † S	4,680	54,943

Vertex Pharmaceuticals, Inc. †	1,885	178,472

		1,868,248
Building products (0.2%)
Allegion PLC (Ireland)	238	13,490

Fortune Brands Home & Security, Inc.	3,346	133,606

		147,096
Capital markets (2.5%)
Ameriprise Financial, Inc.	1,690	202,800

Carlyle Group LP (The)	6,625	224,985

Charles Schwab Corp. (The)	13,936	375,296

Invesco, Ltd.	1,395	52,661

KKR & Co. LP	11,768	286,315

Morgan Stanley	1,020	32,977

State Street Corp.	2,688	180,795

WisdomTree Investments, Inc. † S	5,065	62,603

		1,418,432

COMMON STOCKS (99.9%)* cont.	Shares	Value

Chemicals (3.0%)
Air Products & Chemicals, Inc.	836	$107,526

Airgas, Inc.	219	23,851

Axiall Corp. S	1,504	71,094

Chemtura Corp. †	1,845	48,210

Dow Chemical Co. (The)	6,096	313,700

Huntsman Corp.	4,121	115,800

LG Chemical, Ltd. (South Korea)	200	58,510

LyondellBasell Industries NV Class A	1,372	133,976

Monsanto Co.	2,722	339,542

Praxair, Inc.	819	108,796

Solvay SA (Belgium)	335	57,661

Symrise AG (Germany)	3,186	173,609

Trinseo SA †	2,061	42,869

Tronox, Ltd. Class A	1,601	43,067

Wacker Chemie AG (Germany)	464	53,580

		1,691,791
Commercial services and supplies (0.6%)
Tyco International, Ltd.	8,012	365,347

		365,347
Communications equipment (1.4%)
Cisco Systems, Inc.	9,793	243,356

Juniper Networks, Inc. †	4,429	108,688

Qualcomm, Inc.	5,735	454,212

		806,256
Construction materials (0.2%)
CaesarStone Sdot-Yam, Ltd. (Israel)	1,369	67,191

Cemex SAB de CV ADR (Mexico)	912	12,066

Eagle Materials, Inc.	193	18,196

		97,453
Consumer finance (1.2%)
American Express Co.	4,463	423,405

Capital One Financial Corp.	1,139	94,081

Discover Financial Services	3,148	195,113

		712,599
Containers and packaging (0.6%)
MeadWestvaco Corp.	3,657	161,859

Packaging Corp. of America	1,007	71,990

Sealed Air Corp.	2,477	84,639

		318,488
Diversified consumer services (0.2%)
Bright Horizons Family Solutions, Inc. †	2,489	106,878

		106,878
Diversified financial services (0.7%)
Berkshire Hathaway, Inc. Class B †	858	108,588

CME Group, Inc.	4,052	287,489

		396,077
Diversified telecommunication services (1.3%)
Verizon Communications, Inc.	15,107	739,186

		739,186
Electric utilities (1.2%)
American Electric Power Co., Inc.	2,667	148,739

Duke Energy Corp.	1,027	76,193

Edison International	3,515	204,257

FirstEnergy Corp.	2,577	89,473

NextEra Energy, Inc.	1,433	146,854

		665,516
Electrical equipment (0.3%)
Eaton Corp PLC	2,494	192,487

		192,487
Electronic equipment, instruments, and components (0.9%)
Anixter International, Inc.	4,695	469,829

Corning, Inc.	2,290	50,266

		520,095

4 Putnam VT Research Fund

COMMON STOCKS (99.9%)* cont.	Shares	Value

Energy equipment and services (2.4%)
Aker Solutions ASA (Norway)	9,416	$163,640

Dril-Quip, Inc. †	397	43,368

Halliburton Co.	5,944	422,083

Rowan Cos. PLC Class A	1,639	52,333

Schlumberger, Ltd.	4,591	541,508

SPT Energy Group, Inc. (China)	86,000	45,273

Transocean, Ltd. (Switzerland)	1,179	53,090

Weatherford International PLC †	1,292	29,716

		1,351,011
Food and staples retail (1.9%)
Costco Wholesale Corp.	2,324	267,632

CVS Caremark Corp.	3,992	300,877

Wal-Mart Stores, Inc. S	3,542	265,898

Walgreen Co.	2,362	175,095

Whole Foods Market, Inc.	2,139	82,630

		1,092,132
Food products (1.6%)
Annie’s, Inc. †	649	21,949

General Mills, Inc.	289	15,184

Hershey Co. (The)	817	79,551

Hillshire Brands Co. (The)	136	8,473

JM Smucker Co. (The)	623	66,393

Kellogg Co.	1,661	109,128

Keurig Green Mountain, Inc. S	428	53,333

Kraft Foods Group, Inc.	2,184	130,931

Mead Johnson Nutrition Co.	1,589	148,047

Mondelez International, Inc. Class A	6,241	234,724

Pinnacle Foods, Inc.	1,219	40,105

S&W Seed Co. † S	2,445	15,868

Tyson Foods, Inc. Class A	157	5,894

		929,580
Health-care equipment and supplies (2.0%)
Abbott Laboratories	3,081	126,013

Baxter International, Inc.	3,170	229,191

Boston Scientific Corp. †	3,467	44,274

Covidien PLC	722	65,110

Medtronic, Inc.	2,418	154,172

St. Jude Medical, Inc.	3,286	227,556

Tornier NV (Netherlands) †	3,625	84,753

TransEnterix, Inc. †	3,637	18,330

Zimmer Holdings, Inc.	1,611	167,318

		1,116,717
Health-care providers and services (2.2%)
Aetna, Inc.	2,391	193,862

Cardinal Health, Inc.	498	34,143

Catamaran Corp. †	919	40,583

CIGNA Corp.	2,168	199,391

Community Health Systems, Inc. †	1,427	64,743

ExamWorks Group, Inc. †	1,920	60,922

Express Scripts Holding Co. †	2,088	144,761

HCA Holdings, Inc. †	1,072	60,439

LifePoint Hospitals, Inc. †	946	58,747

McKesson Corp.	741	137,982

UnitedHealth Group, Inc.	1,213	99,163

WellCare Health Plans, Inc. †	507	37,853

WellPoint, Inc.	928	99,862

		1,232,451

COMMON STOCKS (99.9%)* cont.	Shares	Value

Health-care technology (0.1%)
Cerner Corp. †	434	$22,386

Medidata Solutions, Inc. †	165	7,064

		29,450
Hotels, restaurants, and leisure (1.5%)
Bloomin’ Brands, Inc. †	976	21,892

Dunkin’ Brands Group, Inc.	2,839	130,055

Hilton Worldwide Holdings, Inc. †	7,726	180,016

Penn National Gaming, Inc. †	4,681	56,827

Starbucks Corp.	2,720	210,474

Vail Resorts, Inc.	1,397	107,820

Wyndham Worldwide Corp.	2,091	158,331

		865,415
Household durables (0.7%)
D.R. Horton, Inc.	3,492	85,833

PulteGroup, Inc.	7,851	158,276

Whirlpool Corp.	1,296	180,429

		424,538
Household products (0.6%)
Colgate-Palmolive Co.	4,933	336,332

Energizer Holdings, Inc.	145	17,694

		354,026
Independent power and renewable electricity producers (0.9%)
Abengoa Yield PLC (United Kingdom) †	803	30,369

Calpine Corp. †	8,183	194,837

NextEra Energy Partners LP †	1,030	34,515

NRG Energy, Inc.	6,457	240,200

		499,921
Industrial conglomerates (0.9%)
General Electric Co.	2,064	54,242

Siemens AG (Germany)	3,372	445,337

		499,579
Insurance (2.6%)
American International Group, Inc.	7,614	415,572

Assured Guaranty, Ltd.	7,053	172,799

Genworth Financial, Inc. Class A †	11,752	204,485

Hartford Financial Services Group, Inc. (The)	6,496	232,622

MetLife, Inc.	5,724	318,025

Prudential PLC (United Kingdom)	6,340	145,502

		1,489,005
Internet and catalog retail (2.0%)
Amazon.com, Inc. †	1,514	491,717

Ctrip.com International, Ltd. ADR (China) † S	2,081	133,267

Groupon, Inc. † S	7,339	48,584

Netflix, Inc. †	147	64,768

Priceline Group, Inc. (The) †	319	383,757

		1,122,093
Internet software and services (4.3%)
58.Com, Inc. ADR (China) †	399	21,570

Akamai Technologies, Inc. †	709	43,292

eBay, Inc. †	6,051	302,913

Facebook, Inc. Class A †	7,581	510,125

Google, Inc. Class C †	2,024	1,164,367

Pandora Media, Inc. † S	1,062	31,329

Qihoo 360 Technology Co., Ltd. ADR (China) † S	495	45,560

Tencent Holdings, Ltd. (China)	6,700	102,181

Yahoo!, Inc. †	5,017	176,247

Yandex NV Class A (Russia) † S	1,362	48,542

		2,446,126
IT Services (2.4%)
CACI International, Inc. Class A † S	2,973	208,734

Cognizant Technology Solutions Corp. Class A †	2,329	113,911

Putnam VT Research Fund 5

COMMON STOCKS (99.9%)* cont.	Shares	Value

IT Services cont.
Computer Sciences Corp.	2,539	$160,465

Fidelity National Information Services, Inc.	2,506	137,178

MasterCard, Inc. Class A	3,778	277,570

Visa, Inc. Class A S	2,265	477,258

		1,375,116
Leisure products (0.1%)
Brunswick Corp.	1,691	71,242

		71,242
Life sciences tools and services (0.8%)
PerkinElmer, Inc. S	2,571	120,426

Thermo Fisher Scientific, Inc.	2,476	292,168

WuXi PharmaTech Cayman, Inc. ADR (China) †	628	20,636

		433,230
Machinery (—%)
Joy Global, Inc. S	287	17,673

		17,673
Media (5.0%)
CBS Corp. Class B (non-voting shares)	5,858	364,016

Comcast Corp. Class A	11,919	639,812

DIRECTV †	597	50,751

DISH Network Corp. Class A †	3,277	213,267

Liberty Global PLC Ser. C (United Kingdom)	10,924	462,194

Live Nation Entertainment, Inc. †	8,851	218,531

Madison Square Garden Co. (The) Class A †	3,054	190,722

Time Warner Cable, Inc.	834	122,848

Twenty-First Century Fox, Inc.	7,935	278,915

Walt Disney Co. (The)	3,481	298,461

		2,839,517
Metals and mining (0.9%)
Allegheny Technologies, Inc. S	860	38,786

Constellium NV Class A (Netherlands) †	1,151	36,901

Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	3,844	140,306

Hi-Crush Partners LP (Units)	3,400	222,904

Newmont Mining Corp.	1,134	28,849

Nucor Corp.	688	33,884

Steel Dynamics, Inc.	1,016	18,237

		519,867
Multi-utilities (1.0%)
Ameren Corp.	2,285	93,411

Dominion Resources, Inc.	762	54,498

NiSource, Inc.	1,649	64,872

PG&E Corp. S	4,444	213,401

Sempra Energy	1,232	129,003

		555,185
Multiline retail (0.5%)
Dollar General Corp. †	2,395	137,377

Macy’s, Inc.	2,822	163,732

		301,109
Oil, gas, and consumable fuels (7.9%)
Anadarko Petroleum Corp.	1,656	181,282

Antero Resources Corp. †	1,421	93,260

Cabot Oil & Gas Corp.	4,070	138,950

Cheniere Energy, Inc. †	2,751	197,247

CONSOL Energy, Inc.	1,144	52,704

Energy Transfer Equity LP	1,071	63,125

EOG Resources, Inc.	4,816	562,798

EP Energy Corp. Class A † S	11,020	254,011

Exxon Mobil Corp.	14,841	1,494,192

Gaztransport Et Technigaz SA (France)	1,659	108,154

Marathon Oil Corp.	6,756	269,700

QEP Resources, Inc.	10,731	370,220

COMMON STOCKS (99.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Royal Dutch Shell PLC ADR (United Kingdom)	4,565	$376,019

Suncor Energy, Inc. (Canada)	7,486	319,128

		4,480,790
Personal products (0.7%)
Coty, Inc. Class A S	22,074	378,128

		378,128
Pharmaceuticals (5.6%)
AbbVie, Inc.	7,830	441,925

Actavis PLC † S	2,001	446,323

Allergan, Inc.	1,420	240,292

AstraZeneca PLC ADR (United Kingdom)	2,707	201,157

Bristol-Myers Squibb Co.	9,035	438,288

Eli Lilly & Co.	5,250	326,393

Johnson & Johnson	3,158	330,390

Merck & Co., Inc.	7,805	451,519

Pfizer, Inc.	10,109	300,035

		3,176,322
Real estate investment trusts (REITs) (2.3%)
Altisource Residential Corp.	3,780	98,393

American Tower Corp.	3,013	271,110

AvalonBay Communities, Inc.	1,104	156,978

Equity Lifestyle Properties, Inc.	1,207	53,301

Gaming and Leisure Properties, Inc. S	3,178	107,957

General Growth Properties	2,947	69,431

Plum Creek Timber Co., Inc.	790	35,629

Prologis, Inc.	2,306	94,754

Public Storage	371	63,571

Simon Property Group, Inc.	689	114,567

Ventas, Inc.	2,313	148,263

Vornado Realty Trust	737	78,660

Washington Prime Group, Inc. †	344	6,447

		1,299,061
Real estate management and development (0.3%)
CBRE Group, Inc. Class A †	1,591	50,976

RE/MAX Holdings, Inc. Class A S	3,926	116,170

		167,146
Road and rail (1.0%)
Genesee & Wyoming, Inc. Class A †	1,335	140,175

Union Pacific Corp.	4,036	402,591

		542,766
Semiconductors and semiconductor equipment (2.4%)
Applied Materials, Inc.	3,682	83,029

Avago Technologies, Ltd.	603	43,458

Broadcom Corp. Class A	2,393	88,828

Intel Corp.	16,993	525,084

KLA-Tencor Corp.	1,122	81,502

Lam Research Corp. †	2,574	173,951

Micron Technology, Inc. †	8,553	281,821

Texas Instruments, Inc.	1,692	80,861

		1,358,534
Software (3.3%)
Adobe Systems, Inc. †	1,509	109,191

ANSYS, Inc. †	202	15,316

Electronic Arts, Inc. †	1,512	54,235

Intuit, Inc.	933	75,134

Microsoft Corp.	16,899	704,688

Oracle Corp.	15,027	609,044

PTC, Inc. †	2,145	83,226

Red Hat, Inc. †	3,156	174,432

ServiceNow, Inc. † S	937	58,057

		1,883,323

6 Putnam VT Research Fund

COMMON STOCKS (99.9%)* cont.	Shares	Value

Specialty retail (2.2%)
Advance Auto Parts, Inc.	243	$32,786

Bed Bath & Beyond, Inc. †	3,222	184,878

Five Below, Inc. † S	3,571	142,519

Gap, Inc. (The)	2,768	115,066

Home Depot, Inc. (The)	4,594	371,930

Office Depot, Inc. †	25,396	144,503

TJX Cos., Inc. (The)	4,444	236,199

		1,227,881
Technology hardware, storage, and peripherals (5.0%)
Apple, Inc.	25,982	2,414,507

Hewlett-Packard Co.	3,450	116,196

NetApp, Inc.	1,711	62,486

SanDisk Corp.	1,668	174,189

Western Digital Corp.	1,099	101,438

		2,868,816
Textiles, apparel, and luxury goods (1.4%)
Hanesbrands, Inc.	875	86,135

Michael Kors Holdings, Ltd. †	1,627	144,234

NIKE, Inc. Class B	4,059	314,775

Tumi Holdings, Inc. † S	11,385	229,180

		774,324
Tobacco (2.2%)
Altria Group, Inc.	8,680	364,039

Lorillard, Inc.	1,480	90,236

Philip Morris International, Inc.	9,335	787,034

		1,241,309
Trading companies and distributors (0.2%)
HD Supply Holdings, Inc. †	3,118	88,520

		88,520
Water utilities (0.1%)
American Water Works Co., Inc.	1,504	74,373

		74,373

Total common stocks (cost $46,022,078)		$56,794,790

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	1,172	$76,403

Total convertible preferred stocks (cost $58,600)		$76,403

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Vodafone Group PLC (Call)	Jan-15/$40.00	$2,140	$621

Total purchased options outstanding (cost $2,629)			$621

SHORT-TERM INVESTMENTS (5.6%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	3,055,624	$3,055,624

Putnam Short Term Investment Fund 0.07% L	107,211	107,211

Total short-term investments (cost $3,162,835)		$3,162,835

Total investments (cost $49,246,142)		$60,034,649

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
OTC	Over-the-counter

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through June 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $56,861,581.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $32,210 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 6/30/14 (aggregate face value $4,789,773) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	British Pound	Sell	9/17/14	$1,456,342	$1,428,108	$(28,234)

	Swiss Franc	Buy	9/17/14	150,979	149,004	1,975

Citibank, N.A.

	British Pound	Buy	9/17/14	169,664	166,089	3,575

	Euro	Sell	9/17/14	1,545,701	1,536,857	(8,844)

Credit Suisse International

	Swiss Franc	Sell	9/17/14	118,029	116,482	(1,547)

HSBC Bank USA, National Association

	Canadian Dollar	Buy	7/17/14	192,330	191,258	1,072

	Euro	Buy	9/17/14	173,540	173,521	19

JPMorgan Chase Bank N.A.

	British Pound	Buy	9/17/14	188,307	184,344	3,963

	Canadian Dollar	Sell	7/17/14	516,844	498,052	(18,792)

	Norwegian Krone	Sell	9/17/14	132,727	135,582	2,855

State Street Bank and Trust Co.

	Euro	Buy	9/17/14	211,755	210,476	1,279

Total						$(42,679)

Putnam VT Research Fund 7

WRITTEN OPTIONS
OUTSTANDING at 6/30/14	Expiration	Contract
(premiums $738) (Unaudited)	date/strike price	amount	Value

Vodafone Group PLC (Call)	Jan-15/$45.00	$2,140	$150

Total			$150

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	898	$—	6/19/15	(3 month USD-LIBOR-BBA plus	A basket (JPCMPTSM) of	$250
				30 bp)	common stocks

Total		$—				$250

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$7,996,778	$—	$—

Consumer staples	5,034,374	—	—

Energy	5,831,801	—	—

Financials	8,982,873	—	—

Health care	7,856,418	—	—

Industrials	4,672,500	—	—

Information technology	11,258,266	—	—

Materials	2,627,599	—	—

Telecommunication services	739,186	—	—

Utilities	1,794,995	—	—

Total common stocks	56,794,790	—	—

Convertible preferred stocks	76,403	—	—

Purchased options outstanding	—	621	—

Short-term investments	107,211	3,055,624	—

Totals by level	$56,978,404	$3,056,245	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(42,679)	$—

Written options outstanding	—	(150)	—

Total return swap contracts	—	250	—

Totals by level	$—	$(42,579)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Research Fund

Statement of assets and liabilities
6/30/14 (Unaudited)

Assets

Investment in securities, at value, including $3,002,092 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $46,083,307)	$56,871,814

Affiliated issuers (identified cost $3,162,835) (Notes 1 and 5)	3,162,835

Dividends, interest and other receivables	84,919

Receivable for investments sold	393,164

Unrealized appreciation on forward currency contracts (Note 1)	14,738

Unrealized appreciation on OTC swap contracts (Note 1)	250

Total assets	60,527,720

Liabilities

Payable to custodian	24,901

Payable for investments purchased	275,324

Payable for shares of the fund repurchased	106,265

Payable for compensation of Manager (Note 2)	25,650

Payable for custodian fees (Note 2)	10,398

Payable for investor servicing fees (Note 2)	7,392

Payable for Trustee compensation and expenses (Note 2)	64,977

Payable for administrative services (Note 2)	91

Payable for distribution fees (Note 2)	6,618

Unrealized depreciation on forward currency contracts (Note 1)	57,417

Written options outstanding, at value (premiums $738) (Notes 1 and 3)	150

Collateral on securities loaned, at value (Note 1)	3,055,624

Other accrued expenses	31,332

Total liabilities	3,666,139

Net assets	$56,861,581

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$66,373,081

Undistributed net investment income (Note 1)	269,601

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(20,527,767)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,746,666

Total — Representing net assets applicable to capital shares outstanding	$56,861,581

Computation of net asset value Class IA

Net assets	$24,695,099

Number of shares outstanding	1,256,387

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$19.66

Computation of net asset value Class IB

Net assets	$32,166,482

Number of shares outstanding	1,638,088

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$19.64

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 9

Statement of operations
Six months ended 6/30/14 (Unaudited)

Investment income

Dividends (net of foreign tax of $6,374)	$597,323

Interest (including interest income of $113 from investments in affiliated issuers) (Note 5)	253

Securities lending (Note 1)	5,152

Total investment income	602,728

Expenses

Compensation of Manager (Note 2)	153,829

Investor servicing fees (Note 2)	28,108

Custodian fees (Note 2)	21,572

Trustee compensation and expenses (Note 2)	1,792

Distribution fees (Note 2)	39,738

Administrative services (Note 2)	578

Auditing and tax fees	15,924

Other	15,957

Total expenses	277,498

Expense reduction (Note 2)	(2,691)

Net expenses	274,807

Net investment income	327,921

Net realized gain on investments (Notes 1 and 3)	5,831,842

Net realized gain on swap contracts (Note 1)	5,460

Net realized loss on futures contracts (Note 1)	(33,349)

Net realized gain on foreign currency transactions (Note 1)	2,988

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(24,765)

Net unrealized depreciation of investments, swap contracts and written options during the period	(1,302,988)

Net gain on investments	4,479,188

Net increase in net assets resulting from operations	$4,807,109

Statement of changes in net assets

	Six months ended	Year ended
	6/30/14*	12/31/13

Increase (decrease) in net assets

Operations:

Net investment income	$327,921	$522,105

Net realized gain on investments and foreign currency transactions	5,806,941	9,626,183

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(1,327,753)	5,907,807

Net increase in net assets resulting from operations	4,807,109	16,056,095

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(255,742)	(340,310)

Class IB	(261,979)	(361,090)

Decrease from capital share transactions (Note 4)	(5,736,754)	(10,153,125)

Total increase (decrease) in net assets	(1,447,366)	5,201,570

Net assets:

Beginning of period	58,308,947	53,107,377

End of period (including undistributed net investment income of $269,601 and $459,401, respectively)	$56,861,581	$58,308,947

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/14†	$18.22	.12	1.52	1.64	(.20)	(.20)	$19.66	9.07*	$24,695	.42*	.65*	49*

12/31/13	13.83	.17	4.43	4.60	(.21)	(.21)	18.22	33.60	25,321.82		1.08	90

12/31/12	11.84	.19	1.97	2.16	(.17)	(.17)	13.83	18.28	23,099.85		1.42	89

12/31/11	12.13	.13	(.29)	(.16)	(.13)	(.13)	11.84	(1.41)	22,578.83		1.10	98

12/31/10	10.53	.10	1.64	1.74	(.14)	(.14)	12.13	16.61	26,891.81		.97	100

12/31/09	8.03	.11	2.52[e]	2.63	(.13)	(.13)	10.53	33.54[e]	27,306	.82[f]	1.28[f]	134

Class IB

6/30/14†	$18.18	.10	1.51	1.61	(.15)	(.15)	$19.64	8.93*	$32,166	.55*	.53*	49*

12/31/13	13.79	.13	4.43	4.56	(.17)	(.17)	18.18	33.36	32,988	1.07	.83	90

12/31/12	11.81	.15	1.96	2.11	(.13)	(.13)	13.79	17.92	30,009	1.10	1.16	89

12/31/11	12.11	.10	(.30)	(.20)	(.10)	(.10)	11.81	(1.75)	32,108	1.08	.85	98

12/31/10	10.51	.08	1.63	1.71	(.11)	(.11)	12.11	16.38	41,053	1.06	.72	100

12/31/09	8.00	.09	2.52[e]	2.61	(.10)	(.10)	10.51	33.19[e]	44,283	1.07[f]	1.03[f]	134

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.76% for the year ended December 31, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.09% of average net assets.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Notes to financial statements 6/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through June 30, 2014.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

12 Putnam VT Research Fund

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $44,799 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,055,624 and the value of securities loaned amounted to $3,002,092.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of

Putnam VT Research Fund 13

shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2013, the fund had a capital loss carryover of $25,983,478 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$14,041,620	N/A	$14,041,620	12/31/16

11,941,858	N/A	11,941,858	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $49,597,376, resulting in gross unrealized appreciation and depreciation of $10,804,371 and $367,098, respectively, or net unrealized appreciation of $10,437,273.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 46.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$12,083
Class IB	16,025

Total	$28,108

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements.

14 Putnam VT Research Fund

For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $2,691 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $34, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund.

The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$39,738

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $27,697,499 and $33,442,821, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at
beginning of the reporting period	$—	$—

Options opened	2,140	738

Options exercised	—	—

Options expired	—	—

Options closed	—	—

Written options outstanding at
end of the reporting period	$2,140	$738

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/14		Year ended 12/31/13		Six months ended 6/30/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	29,309	$540,511	36,847	$563,957	2,964	$55,938	17,616	$267,994

Shares issued in connection with
reinvestment of distributions	13,929	255,742	22,778	340,310	14,277	261,979	24,169	361,090

	43,238	796,253	59,625	904,267	17,241	317,917	41,785	629,084

Shares repurchased	(176,853)	(3,253,074)	(340,387)	(5,362,290)	(194,105)	(3,597,850)	(402,174)	(6,324,186)

Net decrease	(133,615)	$(2,456,821)	(280,762)	$(4,458,023)	(176,864)	$(3,279,933)	(360,389)	$(5,695,102)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$18,136	$5,007,059	$4,917,984	$113	$107,211

Total	$18,136	$5,007,059	$4,917,984	$113	$107,211

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Putnam VT Research Fund 15

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$900

Written equity option contracts (contract amount) (Note 3)	$900

Futures contracts (number of contracts)	—*

Forward currency contracts (contract amount)	$4,300,000

OTC total return swap contracts (notional)	$66,000

*For the reporting period, the transactions were minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$14,738	Payables	$57,417

Equity contracts	Investments, Receivables	871	Payables	150

Total		$15,609		$57,567

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$ 3,943	$—	$3,943

Equity contracts	(5,142)	(33,349)	—	5,460	$(33,031)

Total	$(5,142)	$(33,349)	$3,943	$5,460	$(29,088)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$(24,765)	$—	$(24,765)

Equity contracts	(1,420)	—	(6,080)	$(7,500)

Total	$(1,420)	$(24,765)	$(6,080)	$(32,265)

16 Putnam VT Research Fund

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Putnam VT Research Fund 17

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays		Credit Suisse	HSBC Bank USA,	JPMorgan	State Street Bank
	Bank PLC	Citibank, N.A.	International	National Association	Chase Bank N.A.	and Trust Co.	UBS AG	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$250	$—	$—	$250

Forward currency contracts#	1,975	3,575	—	1,091	6,818	1,279	—	14,738

Purchased options** #	—	—	—	—	—	—	621	621

Total Assets	$1,975	$3,575	$—	$1,091	$7,068	$1,279	$621	$15,609

Liabilities:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	28,234	8,844	1,547	—	18,792	—	—	57,417

Written options #	—	—	—	—	—	—	150	150

Total Liabilities	$28,234	$8,844	$1,547	$—	$18,792	$—	$150	$57,567

Total Financial and Derivative Net Assets	$(26,259)	$(5,269)	$(1,547)	$1,091	$(11,724)	$1,279	$471	$(41,958)

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$—

Net amount	$(26,259)	$(5,269)	$(1,547)	$1,091	$(11,724)	$1,279	$471

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

18 Putnam VT Research Fund	Putnam VT Research Fund 19

Shareholder meeting results (Unaudited)
February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

2,852,502	126,661	271,289	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

20 Putnam VT Research Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements again in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Putnam VT Research Fund 21

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year,

22 Putnam VT Research Fund

three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	2nd	1st

For the five-year period ended December 31, 2013, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2013, there were 231, 214 and 194 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Putnam VT Research Fund 23

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24 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Research Fund 25

This report has been prepared for the shareholders	H520
of Putnam VT Research Fund.	289201 8/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2014